Supplement dated October 1, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014, March 14, 2014, April 28, 2014,
June 3, 2014, June 16, 2014, July 15, 2014, and August 18, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

CORE PLUS BOND FUND I

Delete the information regarding William H. Gross under the Sub-Advisor(s) and Portfolio Manager(s) heading for Pacific Investment Management Company LLC and substitute the following:

•	Mark R. Kiesel (since 2014), CIO Global Credit and Managing Director

•	Scott A. Mather (since 2014), CIO U.S. Core Strategies and Managing Director

•	Mihir P. Worah (since 2014), CIO Return and Asset Allocation and Managing Director

MANAGEMENT OF THE FUNDS

Under The Sub-Advisors heading for Pacific Investment Management Company LLC, delete the information about William H. Gross and substitute:

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Mark R. Kiesel has been with PIMCO since 1996. He earned his undergraduate degree from the University of Michigan and an M.B.A. from the University of Chicago's Graduate School of Business.

Scott A. Mather has been with PIMCO (and other Allianz-related companies) since 1998. He earned undergraduate degrees and a master's degree in Engineering from the University of Pennsylvania.

Mihir P. Worah has been with PIMCO since 2001. He earned a Ph.D. in Theoretical Physics from the University of Chicago.

1